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                                       EXHIBIT 23.2

Consent of Katten Muchin Zavis Rosenman

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                                       EXHIBIT 23.2

Consent of Katten Muchin Zavis Rosenman

We hereby consent to the reference to us in the Prospectus constituting part of this Post-Effective Amendment No. 4 to the Registration Statements on Forms S-1 (33-83011, 333-
83015 and 333-83017) under the headings "Federal Income Tax
Consequences," "Legal Matters" and "Experts."

                                       /s/ KMZ Rosenman
                                    ----------------------------
                                    Katten Muchin Zavis Rosenman

New York, New York
March 28, 2002